UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

LIFEVANTAGE CORPORATION
(Name of Registrant as Specified In Its Charter)

THE RADOFF FAMILY FOUNDATION BRADLEY L. RADOFF SUDBURY CAPITAL FUND, LP SUDBURY CAPITAL GP, LP SUDBURY HOLDINGS, LLC SUDBURY CAPITAL MANAGEMENT, LLC DAYTON JUDD MICHAEL LOHNER
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 15, 2023

BRADLEY L. RADOFF AND SUDBURY CAPITAL FUND, LP

___________________, 2023

Dear Fellow LifeVantage Stockholders:

Bradley L. Radoff, Sudbury Capital Fund, LP and the other participants in this solicitation, (collectively, the “Radoff-Sudbury Group” or “we”) are significant investors in LifeVantage Corporation, a Delaware corporation (“LifeVantage” or the “Company”), which beneficially own, in the aggregate, 1,623,991 shares of common stock, par value $0.0001 (the “Common Stock”) of the Company, representing approximately 12.8% of the outstanding shares of Common Stock. We believe meaningful change to the composition of the Board of Directors of the Company (the “Board”) is necessary to ensure that the Company is being run in a manner consistent with your best interests. Accordingly, we are seeking your support for the election of our three (3) highly-qualified nominees as directors at the fiscal year 2024 Annual Meeting of Stockholders to be held virtually at [--_:__ [A/P].M.] [____ time] on [______], 2023 at [______] (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The Board is currently composed of seven (7) directors, each of whom will be standing for election at the Annual Meeting. Through the accompanying Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect not only our three (3) nominees, Dayton Judd, Michael Lohner and Bradley L. Radoff, but also four (4) of the Company’s nominees whose election we do not oppose. The Radoff-Sudbury Group and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to seven (7) nominees on the Radoff-Sudbury Group’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and our nominees may do so on the Radoff-Sudbury Group’s enclosed BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote. In any case, we recommend that the stockholders vote in favor of the Radoff-Sudbury Group’s nominees, who we believe are most qualified to serve as directors in order to achieve a Board composition that we believe is in the best interest of all stockholders.

We strongly believe that stockholders will benefit from a meaningfully reconstituted Board that includes the addition of independent directors with strong, relevant experience, critically needed skill sets, fresh perspectives and a shared objective of enhancing value for the benefit of all LifeVantage stockholders. The individuals that we have nominated are highly-qualified, significantly experienced, and ready to serve the best interests of all stockholders of LifeVantage.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card today. The attached Proxy Statement and the enclosed BLUE universal proxy card are first being mailed to stockholders on or about ____________, 2023.

If you have already voted for the incumbent management slate on the Company’s proxy card, you have every right to change your vote by signing, dating, marking your vote and returning a later dated BLUE universal proxy card or by voting virtually at the Annual Meeting.

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If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed on the following page.

Thank you for your support,

Bradley L. Radoff and Dayton Judd (on behalf of Sudbury Capital Fund, LP)

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If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of the Radoff-Sudbury Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 15, 2023

FISCAL YEAR 2024 ANNUAL MEETING OF STOCKHOLDERS

OF

LIFEVANTAGE CORPORATION

_________________________

PROXY STATEMENT
OF
BRADLEY L. RADOFF AND SUDBURY CAPITAL FUND, LP
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY

Bradley L. Radoff, Sudbury Capital Fund, LP and the other participants in this solicitation (collectively, the “Radoff-Sudbury Group” or “we”) are significant stockholders of LifeVantage Corporation, a Delaware corporation (“LifeVantage” or the “Company”), who beneficially own an aggregate of 1,623,991 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, representing approximately 12.8% of the outstanding Common Stock. We strongly believe that the Board of Directors of the Company (the “Board”) must be meaningfully reconstituted with directors who have the perspectives, skills and expertise to ensure that the Company is being run in stockholders’ best interest. To that end, we have nominated three (3) highly-qualified director nominees, each of whom would bring substantial expertise and deep experience to the Board, and was selected specifically for his ability to empower the current Board to act on the enormous value-creation opportunity we believe is present at LifeVantage today. At the fiscal year 2024 Annual Meeting of Stockholders to be held virtually at [--_:__ [A/P].M.] [____ time] on [______], 2023 at [______] (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), stockholders will have an opportunity:

1.	To elect the Radoff-Sudbury Group’s three (3) director nominees, Dayton Judd, Michael Lohner and Bradley L. Radoff (collectively, the “Radoff-Sudbury Nominees”), to hold office for a one-year term expiring at the Company’s fiscal year 2025 Annual Meeting of Stockholders (the “Fiscal 2025 Annual Meeting”) or until his respective successor is elected and qualified;

2.	To vote on the Company’s proposal to approve, on an advisory basis, a resolution approving the compensation of the Company’s named executive officers (commonly referred to as a “Say-On-Pay”);
3.	To vote on the Company’s proposal to ratify the appointment of Deloitte & Touche, LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2024;
4.	To vote on the Company’s proposal to approve an amendment to the Company’s 2017 Long-Term Incentive Plan (the “2017 Plan”); and
5.	To vote on the Company’s proposal to ratify the adoption of the stockholder rights plan between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Poison Pill”).

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Stockholders may also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

This Proxy Statement and the enclosed BLUE universal proxy card are first being mailed to stockholders on or about [________], 2023.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING; BROKER NON-VOTES; DISCRETIONARY VOTING” sections of this Proxy Statement.

The Board is currently composed of seven (7) directors, each with terms expiring at the Annual Meeting. Through this Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect not only the three (3) Radoff-Sudbury Nominees, but also four (4) of the Company’s nominees whose election we do not oppose, Erin Brockovich, Steven R. Fife, Raymond B. Greer and Cynthia Latham (the “Unopposed Company Nominees”). The Radoff-Sudbury Group and LifeVantage will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to seven (7) nominees on the Radoff-Sudbury Group’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for four (4) Company nominees in addition to the Radoff-Sudbury Nominees may do so on the Radoff-Sudbury Group’s BLUE universal proxy card. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Radoff-Sudbury Nominees will have the legal effect of replacing three (3) incumbent directors. If elected, the Radoff-Sudbury Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to evaluate all opportunities to enhance stockholder value. However, the Radoff-Sudbury Nominees will constitute a minority of the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to unlock stockholder value. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Radoff-Sudbury Nominees are elected. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Stockholders are permitted to vote for fewer than seven (7) nominees or for any combination (up to seven (7) total) of the Radoff-Sudbury Nominees and the Company’s nominees on the enclosed BLUE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of only the Company nominees who we believe are the most qualified to serve as directors – the Unopposed Company Nominees – to help achieve a Board composition that we believe is in the best interest of all stockholders. We recommend that stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of one or all of the Radoff-Sudbury Nominees to be elected to the Board. The Radoff-Sudbury Group urges stockholders using our BLUE universal proxy card to vote “FOR” all of the Radoff-Sudbury Nominees and “FOR” the Unopposed Company Nominees.

IF YOU MARK FEWER THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE THREE (3) RADOFF-SUDBURY NOMINEES AND THE FOUR (4) UNOPPOSED COMPANY NOMINEES.

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IMPORTANTLY, IF YOU MARK MORE THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on [_______], 2023 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The address of the principal executive offices of the Company is 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [_______] shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

As of the date hereof, The Radoff Family Foundation, a Texas non-profit corporation (“Radoff Foundation” and, together with Mr. Radoff, “Radoff”), Sudbury Capital Fund, LP, a Delaware limited partnership (“Sudbury Fund”), Sudbury Capital GP, LP, a Texas limited partnership (“Sudbury GP”), Sudbury Holdings, LLC, a Texas limited liability company (“Sudbury Holdings”), Sudbury Capital Management, LLC (“Sudbury Management” and together with Sudbury Fund, Sudbury GP, Sudbury Holdings, Sudbury Management and Mr. Judd, “Sudbury”) and the Radoff-Sudbury Nominees (each a “Participant” and, collectively, the “Participants”) collectively beneficially own 1,623,991 shares of Common Stock (the “Radoff-Sudbury Group Shares”). We intend to vote all of the Radoff-Sudbury Group Shares FOR the election of the Radoff-Sudbury Nominees and the Unopposed Company Nominees, AGAINST the approval of a resolution approving the compensation of the Company’s named executive officers, FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2024, AGAINST the approval of the amendment to the 2017 Plan and AGAINST the ratification of the Poison Pill, as described herein.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card today.

THIS SOLICITATION IS BEING MADE BY THE RADOFF-SUDBURY GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH THE RADOFF-SUDBURY GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE RADOFF-SUDBURY GROUP URGES YOU TO SIGN, DATE AND RETURN THE BLUE UNIVERSAL PROXY CARD IN FAVOR OF THE ELECTION OF THE RADOFF-SUDBURY NOMINEES.

IF YOU HAVE ALREADY SENT A UNIVERSAL PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE ANNUAL MEETING.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE universal proxy card are available at [_______]

______________________________

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. The Radoff-Sudbury Group urges you to sign, date, and return the enclosed BLUE universal proxy card today to vote FOR the election of the Radoff-Sudbury Nominees and in accordance with the Radoff-Sudbury Group’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE universal proxy card and return it to the Radoff-Sudbury Group, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed BLUE voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting instruction form in the enclosed pre-paid return envelope.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we recommend that you submit your BLUE universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As the Radoff-Sudbury Group is using a “universal” proxy card, which includes the Radoff-Sudbury Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. However, the Radoff-Sudbury Group strongly urges you NOT to sign or return any white proxy cards or voting instruction forms that you may receive from the Company. Even if you return the white management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of the Radoff-Sudbury Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	In or around June 2021, Sudbury first began investing in LifeVantage securities.
•	In or around May 2022, Radoff first began investing in LifeVantage securities.
•	From Sudbury’s initial investment in the Company through January 2023, Mr. Judd exchanged correspondence and engaged in several video calls with certain directors and members of management of LifeVantage concerning Sudbury’s investment in the Company and his views on the Company’s performance and corporate governance. On multiple occasions, Mr. Judd encouraged the Company to enhance its Board and expressed an interest in joining the Board.
•	On June 20, 2022, Mr. Judd met in person with Steven R. Fife, President, Chief Executive Officer and a director of the Company, at the Company’s headquarters in Lehi, Utah. Among other topics, Mr. Judd raised concerns about the Company’s corporate governance, capital allocation, and operating performance.
•	On August 31, 2022, Mr. Judd met with Mr. Fife and Garry Mauro, Chairman of the Board, via video call. During the call, Mr. Judd further discussed his concerns about the Company and requested to join the Board. Mr. Mauro suggested that Mr. Judd meet with Raymond Greer, Chair of the Nominating and Corporate Governance Committee of the Board (the “NCGC”), regarding his corporate governance concerns and regarding his request to join the Board.
•	On September 6, 2022, Sudbury filed a Schedule 13D (the “Sudbury 13D”) with the Securities and Exchange Commission (the “SEC”) disclosing an aggregate beneficial ownership of 5.1% of the Company’s then outstanding Common Stock and that Mr. Judd had engaged in several conversations with members of the Company’s management team regarding opportunities to improve the Company’s performance, capital allocation, and corporate governance.
•	On September 29, 2022, Mr. Judd participated in a video call with Mr. Greer to specifically discuss Mr. Judd’s background and his candidacy for the Board. During the video call Messrs. Judd and Greer also generally discussed Mr. Judd’s concerns regarding the Company’s corporate governance.
•	On October 5, 2022, Mr. Greer emailed Mr. Judd thanking him for his constructive feedback. Mr. Greer further indicated that the entire Board would discuss the matters raised by Mr. Judd during its next scheduled meeting on approximately November 10-11, 2022, and that the Company would respond following the meeting.
•	Because the Board never responded to Mr. Judd following its early November 2022 Board meeting, on November 30, 2022, Mr. Judd emailed Messrs. Fife, Greer and Mauro to inquire regarding the Board’s discussion.
•	On December 7, 2022, Mr. Judd had a video call with Mr. Fife during which Mr. Fife informed Mr. Judd that the Company had no intention of making any changes to the composition of the Board, but offered Mr. Judd an opportunity to attend the Board’s next meeting to share his concerns directly with the entire Board. Mr. Judd accepted the invitation to do so.
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•	On January 10, 2023, Mr. Fife emailed Mr. Judd and withdrew his offer for Mr. Judd to attend and present to the Board at its next meeting. Instead, Mr. Fife offered that Mr. Judd could prepare a memo or slide deck that Mr. Fife would share with the Board. Mr. Judd declined to have Mr. Fife make a formal presentation to the Board on his behalf.
•	On February 3, 2023, Mr. Judd had a phone call with Mr. Fife to discuss the Company’s second quarter earnings results.
•	On May 15, 2023, Radoff filed a Schedule 13D (the “Radoff 13D”) with the SEC, disclosing an aggregate beneficial ownership of approximately 5.7% of the Company’s then outstanding Common Stock, as well as Radoff’s belief that the Company would benefit from an enhanced Board that would, among other things, hold management accountable to a double-digit EBITDA margin, implement a consistent and value enhancing capital allocation framework and include a stockholder’s perspective.
•	On May 25, 2023, Mr. Radoff had a telephone call with Messrs. Fife and Mauro to discuss the Radoff 13D and Mr. Radoff’s views on the Company.
•	On July 17, 2023, Mr. Radoff had another telephone call with Mr. Fife to further discuss the Radoff 13D and Mr. Radoff’s views on the Company given the apparent lack of urgency to ease Mr. Radoff’s worries concerning the Company’s ongoing underperformance and lack of stockholder representation on the Board since the filing of the Radoff 13D.
•	On July 25, 2023, Mr. Judd had a telephone call with Mr. Fife to discuss the Company’s performance and to inquire regarding the status of any progress related to refreshing the composition of the Board and other corporate governance concerns. Mr. Judd specifically referenced the upcoming nomination deadline and whether the Company planned to nominate any new directors for election to the Board. Mr. Judd further indicated that he was considering potentially submitting a formal nomination of director candidates to the Board.
•	On August 9, 2023, Radoff, Sudbury and the Radoff-Sudbury Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, the parties agreed to form a group with respect to the securities of the Company and to solicit proxies for the election of certain persons nominated for election to the Board at the Annual Meeting.
•	Subsequently on August 9, 2023, Mr. Radoff delivered a notice of nomination to the Company nominating the Radoff-Sudbury Nominees – Dayton Judd, Michael Lohner and Bradley L. Radoff – for election to the Board at the Annual Meeting (the “Nomination Notice”).
•	On August 11, 2023, Mr. Radoff received an email from Mr. Fife seeming to feign surprise regarding the Nomination Notice, and asking what specific requests and concerns Mr. Radoff had regarding the Company and expressing disappointment that such concerns were purportedly not raised prior to receipt of the Nomination Notice. Mr. Radoff found Mr. Fife’s email to be disingenuous given Mr. Radoff’s multiple prior discussions with the Company as well as the Radoff 13D, which publicly disclosed Mr. Radoff’s belief that the Company would benefit from an enhanced Board due to the Company’s ongoing underperformance and failure to adequately oversee management, which was filed nearly three full months prior to Mr. Fife’s email.
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•	Also on August 11, 2023, Mr. Radoff filed an Amendment No. 1 to the Radoff 13D to disclose the submission of the Nomination Notice, the formation of the Radoff-Sudbury Group and an updated ownership position of 6.6% of the Company’s outstanding Common Stock, which provided the Radoff-Sudbury Group with an aggregate ownership of approximately 12.3% of the Company’s then outstanding Common Stock. Also on August 11, 2023, Sudbury filed an Amendment No. 1 to the Sudbury 13D to disclose the submission of the Nomination Notice, the formation of the Radoff-Sudbury Group and an updated ownership position of 5.7% of the Company’s outstanding Common Stock, which provided the Radoff-Sudbury Group with an aggregate ownership of approximately 12.3% of the Company’s then outstanding Common Stock.
•	On August 14, 2023, Mr. Radoff responded to Mr. Fife’s August 11, 2023 email and referred him to the Radoff-Sudbury Group’s public filings and the Nomination Notice. Mr. Radoff indicated that the Radoff-Sudbury Group was happy to have a discussion if the Company had any specific proposals to enhance the Company’s corporate governance and stockholder value.
•	Also on August 14, 2023, the Company filed a Current Report on Form 8-K confirming receipt of the Nomination Notice.
•	On August 15, 2023, the Company delivered a letter to Mr. Radoff alleging certain frivolous deficiencies in the Nomination Notice and requesting further immaterial information from the Radoff-Sudbury Group despite the extensive disclosure that was included in the Nomination Notice pursuant to the advance notice provisions of the Company’s Amended and Restated Bylaws (the “Bylaws”).
•	On August 18, 2023, counsel to the Radoff-Sudbury Group delivered a letter to the Company responding to the purported deficiencies in the Nomination Notice and providing the additional disclosures requested by the Company without conceding or admitting that there was any merit to any of the purported deficiencies. The response letter also cautioned the Company against any further efforts to manipulate the corporate machinery or to frustrate a stockholder’s right to nominate director candidates.
•	On August 21, 2023, Alissa Neufeld, the Company’s General Counsel and Corporate Secretary, sent a letter on behalf of the Company to Mr. Lohner’s employer, Direct Selling Acquisition Corp. (“DSAC”), alleging certain failures by Mr. Lohner to take private actions to comply with DSAC’s company policies with respect to his nomination for election to the LifeVantage Board – despite the fact that the Company would have no knowledge of such private actions taken by Mr. Lohner and his actual compliance with such policies – in an apparent attempt to intimidate and discourage Mr. Lohner from serving as a nominee.
•	On August 23, 2023, Mr. Fife responded to Mr. Radoff’s August 14, 2023 email to express the Company’s purported willingness to engage in a constructive interview process and to request that the Radoff-Sudbury Nominees each further complete the Company’s director & officer questionnaire (the “D&O Questionnaires”) and participate in interviews with the NCGC once complete, despite the significant disclosures already provided to the Company through the Nomination Notice. Mr. Fife’s August 23, 2023 email also requested that Mr. Radoff enter into a short-term confidentiality agreement to further discuss his views of the Company given his public statements of such views.
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•	On August 24, 2023, Mr. Judd responded to Mr. Fife’s August 23, 2023 email to Mr. Radoff expressing the Radoff-Sudbury Group’s view that given recent actions taken by the Company, they did not believe the Company’s alleged openness to engage in a constructive process or to meaningfully consider the Radoff-Sudbury Nominees was genuine or offered in good faith. Nevertheless, Mr. Judd confirmed that the Radoff-Sudbury Nominees would complete the D&O Questionnaires and indicated a willingness for Messrs. Judd and Radoff to meet with the NCGC to discuss the long tenure of certain directors given the Company’s underperformance. Mr. Judd’s email also expressed Messrs. Judd and Radoff’s confusion as to the benefit or purpose of the Company’s request for a short-term confidentiality agreement given that Messrs. Judd and Radoff’s concerns were not related to the Company’s upcoming earnings announcement and are focused on the long-term corporate governance of the Company.
•	On August 30, 2023, a representative of Mr. Radoff delivered his and Mr. Judd’s completed D&O Questionnaires to Mr. Fife.
•	Also on August 30, 2023, Mr. Fife responded to Mr. Judd’s August 24, 2023 email reiterating the NCGC’s purported interest in interviewing the Radoff-Sudbury Nominees.
•	On August 31, 2023, the Company filed a Current Report on Form 8-K with the SEC disclosing the adoption of the Poison Pill, which has a low primary trigger of 12% of the Company’s outstanding Common Stock. In the Radoff-Sudbury Group’s view, the adoption of the Poison Pill appeared to have been in response to the Nomination Notice and an attempt to further entrench the incumbent directors when facing a potential election contest.
•	On September 3, 2023, a representative of Mr. Radoff delivered Mr. Lohner’s completed D&O Questionnaire to Mr. Fife.
•	On September 4, 2023, Mr. Judd had a video call with Mr. Fife to discuss the Radoff-Sudbury Group’s ongoing concerns regarding the composition of the Board and the Company’s poor corporate governance practices.
•	On September 8, 2023, counsel to the Company contacted counsel to the Radoff-Sudbury Group to discuss the Radoff-Sudbury Group’s willingness to engage in potential settlement discussions. Counsel to the Radoff-Sudbury Group confirmed that the Radoff-Sudbury Group would be open to reaching a constructive resolution to avoid a proxy contest.
•	Also on September 8, 2023, the Company filed its preliminary proxy statement with the SEC.
•	Also on September 8, 2023, representatives of the Company contacted the Radoff-Sudbury Nominees concerning scheduling potential interviews with the NCGC.
•	On September 12, 2023, counsel to the Radoff-Sudbury Group had a telephone call with counsel to the Company concerning potential settlement discussions and conveyed the Radoff-Sudbury Group’s view that any mutually agreeable resolution must include the departures of long-tenured directors Michael A. Beindorff and Mr. Mauro from the Board.
•	Also on September 12, 2023, Mr. Radoff responded to representatives of the Company indicating that he was not prepared to participate in an interview process absent a mutually agreed framework regarding a potential resolution being in place. Mr. Radoff also indicated that he was willing to speak with Mr. Greer directly regarding his ongoing corporate governance concerns.
•	On September 13, 2023, representatives of the Company and Mr. Radoff exchanged further emails concerning scheduling a potential interview with the NCGC.
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•	On September 14, 2023, Messrs. Fife and Radoff exchanged emails concerning Mr. Radoff’s request to speak with Mr. Greer and related scheduling.
•	Also on September 14, 2023, the Radoff-Sudbury Group delivered a letter to the Company requesting the inspection of certain stockholder list materials and related information pursuant to Section 220 of the Delaware General Corporation Law.
•	On September 15, 2023, the Radoff-Sudbury Group filed this preliminary proxy statement with the SEC.

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REASONS FOR THE SOLICITATION

Collectively, the Radoff-Sudbury Group is a long-term, significant stockholder of LifeVantage, owning approximately 12.8% of the Company’s outstanding stock. Based on our extensive analysis of the Company’s performance, capital allocation and corporate governance, we believe LifeVantage has the potential to create significant stockholder value by adding highly qualified, independent individuals to the boardroom.

Given the Company’s long-term underperformance, particularly during Chairman Garry Mauro’s lengthy tenure, we believe it is necessary that experienced stockholder representatives and designees be added to the Board. That is why we nominated three independent director candidates who collectively possess the necessary wellness industry C-suite, capital allocation and public company governance experience that we believe is urgently needed in LifeVantage’s boardroom.

The Case for Boardroom Change: Underperformance, Poor Capital Allocation and Anti-Stockholder Actions Under Chair Garry Mauro’s Leadership

We believe that LifeVantage’s Board has proven itself unwilling or unable to function with the level of care that stockholders deserve from public company directors. From our perspective, this lack of oversight has led to the destruction of stockholder value. Mr. Mauro has served on LifeVantage’s Board for more than 15 years, holding the position of Chairman for nearly 10 of those years, while director Michael Beindorff has served on the Board for nearly 12 years and Audit Committee Chair Darwin Lewis has served on the Board for over 6.5 years. As shown below, outside of the past year, total stockholder returns (“TSR”) have been persistently negative during relevant time periods. While the long-tenured incumbents we are targeting may attempt to convince stockholders that the Company’s one-year TSR justifies their continued service as directors, we believe it is clearly an outlier and largely a result of the immense destruction of value that occurred prior thereto. Long-term stockholders have still suffered immensely.

	1-Year TSR	3-Year TSR	5-Year TSR	10-Year TSR
LifeVantage	26.71%	-60.64%	-53.69%	-70.02%
S&P 500 Consumer Staples	3.31%	29.66%	64.64%	141.13%
S&P 500 Household & Personal Products Industry Group Index	2.02%	12.03%	80.30%	122.30%

Source: Bloomberg. Calculated as of market close on August 10, 2023, the last day prior to the public announcement of the nomination of the Radoff-Sudbury Nominees.

In addition to overseeing the destruction of stockholder value, we believe boardroom change is critical at LifeVantage because the current Board has:

•	Adopted the Poison Pill with a low 12% primary trigger in an apparent response to our raising concerns with the Company’s performance and governance;

•	Overseen poor capital allocation practices;

•	Failed to hold management accountable for underperformance;

•	Refused to add a single stockholder representative or designee to the Board; and

•	Demonstrated a lack of urgency in responding to stockholder concerns.

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The Case for Boardroom Change: Oversight of Poor Corporate Governance and Endorsement of Entrenchment Tactics

Under the oversight of Chairman Mauro, the Board has, in our view, retained anti-stockholder policies and embraced the use of alarming entrenchment tactics. It has become clear to us that the over-tenured directors are more concerned about maintaining their positions and the status quo than addressing the Company’s long-term underperformance and the concerns of its stockholders.

LifeVantage has adopted poor corporate governance policies that severely restrict a stockholder’s ability to materially or efficiently influence the Board. For instance, stockholders are prohibited from taking any action by written consent or from filling any vacancies that arise on the Board (even if stockholders were to successfully remove directors). Further, while stockholders holding 10% of the Company’s outstanding shares of Common Stock are able to call special meetings, this right rings hollow as the Company’s Bylaws also permit the Board significant leeway to delay or deny the special meeting. For instance, if a stockholder were to validly call a special meeting for the election of directors in accordance with the Bylaws, the Board is permitted to reject the request if the Board calls an annual meeting to be held within the next four (4) months or has held a meeting within the previous six (6) months that considered a similar proposal (which would include all annual meetings for director elections) – this leaves only a miniscule two (2) month window in which stockholders can in fact call a special meeting for director elections. The net effect of these provisions is to effectively prohibit stockholders’ ability to influence the composition of the Board between annual meetings.

Further, when faced with a potential contested election, rather than engage constructively with and address the concerns of some of its largest stockholders, the Board instead chose to focus its time and resources on adopting entrenchment tactics – resources we believe would have been better spent addressing the Company’s underperformance and operational issues. After we submitted the Nomination Notice, the Radoff-Sudbury Group received a five-page letter from the Company alleging certain frivolous, purported deficiencies and demanding additional immaterial information. In our view, the letter represented an attempt to drive up the cost of our efforts to provide stockholders with alternative candidates to consider, and demonstrated the tactics the current directors would employ to maintain their positions on the Board. The Board then doubled down on its entrenchment tactics, taking it upon itself to analyze DSAC’s (Mr. Lohner’s employer) company policies and contact DSAC alleging certain unfounded violations, and then adopting the Poison Pill with a low primary trigger of 12% shortly thereafter. We strongly believe that stockholder input on the composition of the Board is the foundation of proper corporate governance and are extremely disappointed in LifeVantage’s actions that appear to be aimed at limiting fundamental stockholder rights.

The Radoff-Sudbury Group’s Solution: Highly Qualified Nominees Who Would Bring Additive Experience and Stockholder Perspectives to LifeVantage’s Boardroom

In light of the issues we have summarized and our unsuccessful attempts at engaging constructively with the Board to enact what we view as much-needed change, we have nominated three independent director candidates to LifeVantage’s Board. Notably, two of our nominees – Dayton Judd and Bradley L. Radoff – each own over 6% of the Company’s outstanding stock, meaning they each own far more than all of the independent directors combined. In addition, our nominee – Michael Lohner – would bring extensive direct selling industry experience to the Board, highly relevant experience which, with the exception of Ms. Latham, the incumbent directors lack.

Our highly qualified director candidates – Dayton Judd, Michael Lohner and Bradley L. Radoff – possess fresh perspectives and valuable wellness industry C-suite, capital allocation and public company governance experience, as evidenced by their biographies below:

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Dayton Judd

Mr. Judd is a Chief Executive Officer and public company financial expert with relevant experience investing in microcap companies and consumer wellness product experience. If elected to the Board, we believe Mr. Judd would bring valuable experience in the areas of audit, corporate finance and capital allocation.

•	Chairman and Chief Executive Officer of FitLife Brands, Inc. (NASDAQ: FTLF), a national provider of innovative and proprietary nutritional supplements and wellness products for health-conscious consumers.
•	Audit Committee Chair of Optex Systems Holdings, Inc. (NASDAQ: OPXS), a manufacturer of optical sighting systems and assemblies.
•	Experienced investor in multiple public and private direct selling companies over the past 10 years.
•	Founder and Managing Member of Sudbury Capital Management, LLC, a provider of investment advisory services and significant stockholder of LifeVantage.
•	Former Portfolio Manager for Q Investments, L.P., a multi-billion-dollar hedge fund.
•	Former employee of McKinsey & Company, Inc., a global management consulting firm.
•	Former director of Otelco Inc. (formerly NASDAQ: OTEL), which operates and acquires rural local exchange carriers, and RLJ Entertainment, Inc. (formerly NASDAQ: RLJE), a premium digital channel company serving distinct audiences through its proprietary subscription-based digital channels.

Michael Lohner

Mr. Lohner has extensive experience as an investor and as an executive of companies in the direct selling industry. If elected to the Board, we believe Mr. Lohner would bring valuable experience in the areas of corporate finance and capital allocation.

•	President of Lohner Investments, LLC, a private investment firm.
•	President, Chief Financial Officer and director of Direct Selling Acquisition Corp. (NYSE: DSAQ), a blank check company.
•	Former consultant at Bain & Company, one of the world’s premier management consulting firms.
•	Former Chairman and Chief Executive Officer of Stella & Dot, LLC (a/k/a S&D Retail), a leading technology-enabled social selling platform and fashion accessories business.
•	Previously served as Co-Founder, Chief Strategy Officer and Chief Revenue Officer of DOSH, Inc., a leading card-linked cash-back app.

Bradley L. Radoff

Mr. Radoff is a financial expert with deep knowledge and experience in multiple industries, including consumer goods. If elected to the Board, we believe Mr. Radoff would bring a valuable perspective as a meaningful stockholder and experienced public company board member.

•	Successful private investor.
•	Previously served as a Portfolio Manager at Third Point LLC, a registered investment advisory firm.
•	Former Managing Director of Lonestar Capital Management LLC, a registered investment advisory firm.
•	Current director of Farmer Bros. Co. (NASDAQ: FARM), a coffee roaster and wholesale equipment servicer and distributer of coffee, tea and allied products.
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•	Chair of the Audit Committee, member of the Nominating/Governance and Compensation Committees of Enzo Biochem, Inc. (NYSE: ENZ), an integrated diagnostics, clinical lab and life sciences company.
•	Member of the Audit, Compensation and Nominating and Corporate Governance Committees of Harte Hanks, Inc. (NASDAQ: HHS), a leading global customer experience company.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board is currently composed of seven (7) directors, each with a term expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) Radoff-Sudbury Nominees, Dayton Judd, Michael Lohner and Bradley L. Radoff, for terms ending at the fiscal year 2025 Annual Meeting of Stockholders. Your vote to elect the Radoff-Sudbury Nominees will have the legal effect of replacing three (3) incumbent directors of the Company with the Radoff-Sudbury Nominees. If elected, our Radoff-Sudbury Nominees will constitute a minority of the Board and there can be no guarantee that the Radoff-Sudbury Nominees will be able to implement the actions that they believe are necessary to unlock stockholder value. However, we believe the election of our Radoff-Sudbury Nominees is an important step in the right direction for enhancing long-term value at the Company.

This Proxy Statement is soliciting proxies to elect not only our three (3) Radoff-Sudbury Nominees, but also the four (4) Unopposed Company Nominees. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. There is no assurance that any of the Company’s nominees will serve as a director if any of the Radoff-Sudbury Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

THE RADOFF-SUDBURY NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of each of the Radoff-Sudbury Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Radoff-Sudbury Nominees should serve as directors of the Company are set forth above in the section entitled “REASONS FOR THE SOLICITATION” and below. This information has been furnished to us by the Radoff-Sudbury Nominees. All of the Radoff-Sudbury Nominees are citizens of the United States of America.

Dayton Judd, age 52, has served as the Chief Executive Officer of FitLife Brands, Inc. (NASDAQ: FTLF) (“FitLife”), a national provider of innovative and proprietary nutritional supplements and wellness products for health-conscious consumers, since February 2018, and founder and Managing Member of Sudbury Capital Management, LLC, a provider of investment advisory services, since 2012. Prior to that, he served as a Portfolio Manager for Q Investments, L.P., a multi-billion-dollar hedge fund, from 2007 through 2011, and held various positions at McKinsey & Company, Inc., a global management consulting firm, from 1996 to 1998 and again from 2000 to 2007. Mr. Judd currently serves as Chairman of FitLife, where he has served as a director since 2017, and has also served as a director of Optex Systems Holdings, Inc. (NASDAQ: OPXS), a manufacturer of optical sighting systems and assemblies, since October 2022, where he also serves as Audit Committee Chair. He previously served on the board of directors of Otelco Inc. (formerly NASDAQ: OTEL), which operates and acquires rural local exchange carriers, from May 2019 until the sale of the company in March 2021, and RLJ Entertainment, Inc. (formerly NASDAQ: RLJE), a premium digital channel company serving distinct audiences through its proprietary subscription-based digital channels, from 2015 until the sale of the company in October 2018. Mr. Judd is a Certified Public Accountant. He received an M.B.A. with high distinction from Harvard Business School, where he was a Baker Scholar, and earned his M.S. and B.S., summa cum laude, in Accounting from Brigham Young University.

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We believe that Mr. Judd’s more than 20 years of operational, management and corporate finance experience across multiple industries, including his public company service, will make him a valuable addition to the Board.

Michael Lohner, age 60, currently serves as President and Chief Financial Officer of Direct Selling Acquisition Corp. (NYSE: DSAQ), a blank check company formed for the purpose of effecting a business combination, since July 2021, and as a director since September 2021, and currently serves as President of Lohner Investments, LLC, a private investment firm, since founding it in 2001. Previously, Mr. Lohner served as Chief Executive Officer of Stella & Dot, LLC (a/k/a S&D Retail), a leading technology enabled social selling platform and fashion accessories business, from 2007 to 2009, and then as Chairman from 2009 to November 2022. Mr. Lohner also previously served as Co-Founder, Chief Strategy Officer and Chief Revenue Officer of DOSH, Inc., a leading card-linked cash-back app, from 2016 until its sale in March 2021. Earlier in his career, Mr. Lohner served as President and Chief Executive Officer for Home Interiors and Gifts, Inc., a private equity-owned home décor direct sales company, and Chief Executive Officer for Evergreen Alliance Golf, Ltd., a golf course development and management company. Prior to that, Mr. Lohner served as a consultant at Bain & Company, one of the world’s premier management consulting firms. Mr. Lohner currently serves on the board of directors of Exigo Holdings, LP, a direct selling technology provider, and TVC Marketing Associates, Inc. (d/b/a TVC Pro-Driver), a trucking services provider that has used a direct selling model for distribution. Mr. Lohner received an M.B.A. from the Stanford University Graduate School of Business, where he was an Arjay Miller scholar, and a B.A. in Economics from Brigham Young University.

We believe that Mr. Lohner’s extensive experience as an investor in and executive of companies in the direct selling industry will make him a valuable addition to the Board.

Bradley L. Radoff, age 50, is a private investor and this has been his principal occupation since December 2021. Mr. Radoff served as Principal of Fondren Management LP, a private investment management company, from 2005 to December 2021. Mr. Radoff previously served as a Portfolio Manager at Third Point LLC, a registered investment advisory firm, from 2006 to 2009. He also served as Managing Director of Lonestar Capital Management LLC, a registered investment advisory firm, from 2003 to 2004. Mr. Radoff also previously served as a director of Citadel Investment Group LLC, a global financial institution, from 2000 to 2003. Mr. Radoff has served as a director of Farmer Bros. Co. (NASDAQ: FARM), a coffee roaster and wholesale equipment servicer and distributer of coffee, tea and allied products, since October 2022; as a director of Enzo Biochem, Inc. (NYSE: ENZ), an integrated diagnostics, clinical lab and life sciences company, since January 2022, where he also serves as Chair of the Audit Committee and as a member of the Nominating/Governance and Compensation Committees; and as a director of Harte Hanks, Inc. (NASDAQ: HHS), a leading global customer experience company, where he also serves as a member of the Audit, Compensation and Nominating and Corporate Governance Committees, since May 2021. Mr. Radoff previously served as a director of VAALCO Energy, Inc. (NYSE: EGY), a Texas-based independent energy company, where he also served as a member on the Audit, Compensation and Nominating and Corporate Governance Committees, from June 2020 to January 2022, Support.com, Inc. (formerly NASDAQ: SPRT), a leading provider of cloud-based software and services, where he also served as a member on the Audit, Compensation and Nominating and Corporate Governance Committees, from June 2016 until its merger in September 2021, and Pogo Producing Company (formerly NYSE: PPP), an oil and gas exploration, development and production company, from March 2007 until the completion of its sale to Plains Exploration & Production Company in November 2007. Mr. Radoff graduated summa cum laude with a B.S. in Economics from The Wharton School at the University of Pennsylvania.

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We believe that Mr. Radoff’s financial and investment expertise together with his perspective as a significant stockholder of the Company and public company board experience will make him a valuable addition to the Board.

The principal business address of Mr. Judd and Sudbury Capital Management, LLC is 136 Oak Trail, Coppell, Texas 75019. The principal business address of FitLife is 5214 S. 136th Street, Omaha, Nebraska 68137. The principal business address of Mr. Lohner and Lohner Investments, LLC is 1808 Monet Drive, Southlake, Texas 76092. The principal business address of Direct Selling Acquisition Corp. is 5800 Democracy Drive, Plano, Texas 75024. The principal business address of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098.

As of the date hereof, Mr. Judd directly beneficially owns 13,416 shares of Common Stock. In addition, as the Managing Member of Sudbury Management, which serves as the investment adviser of Sudbury Fund, and as Sole Member of Sudbury Holdings, which serves as the general partner of Sudbury GP, which serves as the general partner of Sudbury Fund, Mr. Judd may be deemed to beneficially own the 749,325 shares of Common Stock owned by Sudbury Fund, which, together with the 13,416 shares of Common Stock he directly owns, constitutes an aggregate of 762,741 shares of Common Stock beneficially owned by Mr. Judd.

As of the date hereof, Mr. Radoff directly beneficially owns 811,250 shares of Common Stock. In addition, as a director of Radoff Foundation, he may be deemed to beneficially own the 50,000 shares of Common Stock beneficially owned by Radoff Foundation, which, together with the 811,250 shares of Common Stock he directly owns, constitutes an aggregate of 861,250 shares of Common Stock beneficially owned by Mr. Radoff.

As of the date hereof, Mr. Lohner does not beneficially own any shares of Common Stock and has not entered into any transactions in the securities of the Company during the past two years.

Each of the Radoff-Sudbury Nominees may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 1,623,991 shares of Common Stock beneficially owned in the aggregate by all of the Participants. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I. Each Participant disclaims beneficial ownership of the shares of Common Stock that he or it does not directly own.

On August 9, 2023, Radoff, Sudbury and the Radoff-Sudbury Nominees entered into a Joint Filing and Solicitation Agreement (the “JFSA”) pursuant to which, among other things, the parties agreed (i) to form a group with respect to the securities of the Company, (ii) to solicit proxies for the election of certain persons nominated for election to the Board at the Annual Meeting (including those nominated by Radoff), (iii) that expenses incurred in connection with the group’s activities would be split evenly between Radoff and Sudbury, with each such party paying 50% of the expenses and (iv) that any reimbursement from the Company regarding expenses incurred in connection with the JFSA would be allocated to Radoff and Sudbury in proportion to their respective expenses paid pursuant to the JFSA.

Mr. Lohner has granted Mr. Radoff a power of attorney to execute certain SEC filings and other documents in connection with the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions.

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The Radoff-Sudbury Group believes that each Radoff-Sudbury Nominee presently is, and if elected as a director of the Company, each of the Radoff-Sudbury Nominees would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, the Radoff-Sudbury Group acknowledges that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, the Radoff-Sudbury Group acknowledges that if any Radoff-Sudbury Nominee is elected, the determination of such Radoff-Sudbury Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Radoff-Sudbury Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Radoff-Sudbury Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Radoff-Sudbury Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Radoff-Sudbury Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Radoff-Sudbury Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Radoff-Sudbury Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Radoff-Sudbury Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Radoff-Sudbury Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Radoff-Sudbury Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Radoff-Sudbury Nominee or any of his associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Radoff-Sudbury Nominee or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Radoff-Sudbury Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Radoff-Sudbury Nominee holds any positions or offices with the Company; (xiii) no Radoff-Sudbury Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Radoff-Sudbury Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Radoff-Sudbury Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Radoff-Sudbury Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any Radoff-Sudbury Nominee or any of such Radoff-Sudbury Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Radoff-Sudbury Nominee been a director of the Company, and (c) none of the Radoff-Sudbury Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

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Other than as stated herein, there are no arrangements or understandings between or among any of the Participants or any other person or persons pursuant to which the nomination of the Radoff-Sudbury Nominees described herein is to be made, other than the consent by each of the Radoff-Sudbury Nominees to be named as a nominee of Mr. Radoff in any proxy statement or form of proxy relating to the Annual Meeting and to serving as a director if elected. None of the Radoff-Sudbury Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

We do not expect that any of the Radoff-Sudbury Nominees will be unable to stand for election, but, in the event any Radoff-Sudbury Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Amended and Restated Bylaws (the “Bylaws”) or applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Radoff-Sudbury Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent that is not prohibited under LifeVantage’s organizational documents and applicable law, if the Company increases the size of the Board above its existing size.

The Radoff-Sudbury Group and LifeVantage will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Each of the Radoff-Sudbury Nominees has consented to being named as a nominee for election as a director of the Company in any proxy statement relating to the Annual Meeting. Stockholders will have the ability to vote for up to seven (7) nominees on the Radoff-Sudbury Group’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Radoff-Sudbury Nominees may do so on the Radoff-Sudbury Group’s enclosed BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than seven (7) nominees or for any combination (up to seven (7) total) of the Radoff-Sudbury Nominees and the Company’s nominees on the BLUE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of the Unopposed Company Nominees, who we believe are sufficiently qualified to serve as a director, to help achieve a Board composition that we believe is in the best interest of all stockholders. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote. However, the Radoff-Sudbury Group urges stockholders to vote using our BLUE universal proxy card “FOR” all of the Radoff-Sudbury Nominees and “FOR” the Unopposed Company Nominees.

The Company nominees that the Radoff-Sudbury Group does not oppose and believes are sufficiently qualified to serve as directors with the Radoff-Sudbury Nominees are the Unopposed Company Nominees. Certain information about the Unopposed Company Nominees is set forth in the Company’s proxy statement. The Radoff-Sudbury Group is not responsible for the accuracy of any information provided by or relating to LifeVantage or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, LifeVantage or any other statements that LifeVantage or its representatives have made or may otherwise make.

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IF YOU MARK FEWER THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE THREE (3) RADOFF-SUDBURY NOMINEES AND THE FOUR (4) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE RADOFF-SUDBURY NOMINEES ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD.

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PROPOSAL 2

ADVISORY VOTE AS TO THE COMPANY’S EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, in accordance with SEC rules, the Company is requesting stockholders to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. This is commonly referred to as a “Say-On-Pay” proposal.

Accordingly, in accordance with Section 14A of the Exchange Act, the Company is asking its stockholders to vote on the following resolution:

“RESOLVED, that the stockholders hereby approve the compensation of the Company’s named executive officers, as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion in this proxy statement around this topic.”

As discussed in the Company’s proxy statement, this Say-On-Pay vote is advisory, and therefore not binding on the Company’s compensation committee or the Board. However, the Company states that the Board and its compensation committee will consider the voting results for this proposal in making future compensation decisions.

According to the Company’s proxy statement, the non-binding advisory resolution requires a majority in voting power of the votes cast by the holders of all the shares of stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter. Abstentions and broker non-votes will not be considered votes cast and will have no effect on this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION, AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the audit committee of the Board has selected Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024, and has further directed that the selection of such firm be submitted to stockholders for ratification.

According to the Company’s proxy statement, stockholder ratification of the selection of the Company’s independent registered public accounting firm is not required. As disclosed by the Company, if stockholders do not vote on an advisory basis in favor of the ratification of the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024, the audit committee will review its future selection of an independent registered public accounting firm. Further, regardless of whether the selection is ratified, the audit committee in its discretion may, without resubmitting the matter for stockholders to approve or ratify, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

According to the Company’s proxy statement, the ratification of the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2024 requires a majority in voting power of the votes cast by the holders of all shares of stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter. Abstentions and broker non-votes will not be considered votes cast and will have no effect on this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 LONG-TERM INCENTIVE PLAN

As discussed in further detail in the Company’s proxy statement, the Board is asking stockholders to approve an amendment to the 2017 Plan to increase the number of shares of Common Stock that are available for issuance under the 2017 Plan by [1,136,000] shares. According to the Company’s proxy statement, if the amendment is approved by stockholders, the maximum number of shares available for issuance under the 2017 Plan would increase from 3,967,000 to [5,103,000] (which includes 475,000 shares previously reserved for issuance under the Company’s 2010 Long-Term Incentive Plan that have become available under the 2017 Plan). The Company has disclosed that the Board approved the amendment on September 7, 2023, subject to stockholder approval. The complete text of the 2017 Plan, as amended, is attached as Annex B to the Company’s proxy statement.

According to the Company’s proxy statement, as of the Record Date, there were awards with respect to [71,500] option shares and [1,570,709] shares of restricted stock and restricted stock units outstanding under the 2017 Plan, assuming at-target achievement of outstanding performance-based awards. As of the Record Date, the number of shares available for grant under the 2017 Plan was [304,120] shares, assuming that all performance-based restricted stock units vest at 200% of target (maximum performance achievement), or [653,393] shares assuming target (100%) achievement level. The fair market value of a share of the Common Stock (as determined by the closing price quoted on the NASDAQ on such date) was $[_____].

According to the Company’s proxy statement, the proposed share increase is intended to provide the Company with an equity pool that will last for two years (fiscal year 2024 through fiscal year 2025 award cycles). Expected grant requirements for the next two award cycles were estimated based on historic and projected future burn rates; however, circumstances such as a significant change in the Company’s stock price or employee turnover could cause the share reserve to be used more quickly or slowly.

If this proposal is approved by stockholders, the potential additional dilution to stockholders would increase by [9.0]% from [18.1]% currently to [27.1]%.

According to the Company’s proxy statement, the proposed amendment to the 2017 Plan requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter. Abstentions and broker non-votes will not be considered votes cast and will have no effect on this proposal. In the event that stockholder approval is not obtained, the Company may not issue more than [3,967,000] shares of Common Stock under the 2017 Plan.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE APPROVAL OF AN AMENDMENT TO THE 2017 LONG-TERM INCENTIVE PLAN AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL 5

RATIFICATION OF THE STOCKHOLDER RIGHTS PLAN

As discussed in further detail in the Company’s proxy statement, on August 30, 2023, the Board adopted the Poison Pill and declared a dividend distribution of one preferred share purchase right (each, a “Right”) for each outstanding share of Common Stock to stockholders of record at the close of business on September 11, 2023. A copy of the Poison Pill is attached as Annex C to the Company’s proxy statement.

According to the Company’s proxy statement, stockholder ratification of the Poison Pill is not required under Delaware law or pursuant to the terms of the Poison Pill and the Poison Pill will not expire pursuant to its terms if it is not ratified by stockholders. However, the Board has committed to terminating the Poison Pill on the day after the Annual Meeting unless stockholders have voted to ratify the Poison Pill at the Annual Meeting.

As further discussed in the “REASONS FOR THE SOLICITATION” section of this Proxy Statement, we believe the Company’s adoption of the Poison Pill, which has a low primary trigger of 12%, is poor corporate governance and represents an attempt by the incumbent directors to further entrench themselves in advance of a stockholder vote. Therefore, we are recommending that stockholders vote “AGAINST” the ratification of the Poison Pill.

According to the Company’s proxy statement, the ratification of the Poison Pill requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter. Abstentions and broker non-votes will not be considered votes cast and will have no effect on this proposal.

WE RECOMMEND THAT STOCKHOLDER VOTE “AGAINST” THE RATIFICATION OF THE POISON PILL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, the Radoff-Sudbury Group believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed BLUE universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Radoff-Sudbury Nominees and the Unopposed Company Nominees, AGAINST the approval of a resolution approving the compensation of the Company’s named executive officers, FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2024, AGAINST the approval of the amendment to the 2017 Plan, AGAINST the ratification of the Poison Pill, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

The Company has disclosed that seven (7) candidates can be elected to the Board at the Annual Meeting. We are soliciting proxies to elect not only the three (3) Radoff-Sudbury Nominees, but also the four (4) Unopposed Company Nominees. The Radoff-Sudbury Group and LifeVantage will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to seven (7) nominees on the Radoff-Sudbury Group’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Radoff-Sudbury Nominees may do so on the Radoff-Sudbury Group’s BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than seven (7) nominees or for any combination (up to seven (7) total) of the Radoff-Sudbury Nominees and the Company’s nominees on the BLUE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of only the Company’s nominees who we believe are most qualified to serve as directors – the “Unopposed Company Nominees” – to help achieve a Board composition that we believe is in the best interest of all stockholders. We recommend that stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of one or more of the Radoff-Sudbury Nominees to be elected to the Board.

We believe that voting on the BLUE universal proxy card provides the best opportunity for stockholders to elect all of the Radoff-Sudbury Nominees and achieve the best Board composition overall. The Radoff-Sudbury Group therefore urges stockholders to use our BLUE universal proxy card to vote “FOR” the three (3) Radoff-Sudbury Nominees and “FOR” the four (4) Unopposed Company Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN SEVEN “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

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VIRTUAL MEETING; BROKER NON-VOTES; DISCRETIONARY VOTING

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person.

According to the Company’s proxy statement, if you are a registered stockholder (i.e., you hold your shares in your own name through the Company’s transfer agent, Computershare Trust Company, Inc.) as of the Record Date, then you may submit your proxy to vote via the Internet, or by mail by following the instructions provided on the BLUE universal proxy card. Stockholders of record may also vote at the virtual Annual Meeting by visiting [_____] and following the on-screen instructions (have your BLUE universal proxy card ready). Internet voting facilities for stockholders of record will be available 24 hours a day and will close at [11:59 P.M. Mountain Time] on [_____], 2023. You may still attend the virtual Annual Meeting and vote if you have already submitted your proxy to vote by Internet.

According to the Company’s proxy statement, if you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee) as of the Record Date, then you may ensure that your shares are represented and voted at the Annual Meeting by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, trustee or other nominee that holds your shares. If you do not provide voting instructions to your broker, then your shares will not be voted as the Annual Meeting on any proposal with respect to which the broker does not have discretionary authority. To the extent that both the Radoff-Sudbury Group and the Company provides proxy materials to a broker who holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary matter under the rules of the various regional and national exchanges of which the intermediary is a member (the “Broker Rules”); therefore, all of the matters to be voted on at the Annual Meeting will be considered “non-routine” matters. In that case, a broker that is subject to the Broker Rules will not have authority to vote shares held by a beneficial owner without instructions from the beneficial owner on Proposals 1, 2, 3, 4 or 5. According to the Company, to the extent broker non-votes arise when both the Radoff-Sudbury Group and the Company provide proxy materials to a broker who holds shares for a beneficial owner, such broker non-votes will not be counted for purposes of determining whether a quorum exists at the Annual Meeting. Therefore, if you are a beneficial owner, we encourage you to instruct your broker how to vote your shares using the voting instruction form provided by your broker so that your vote can be counted.

However, according to the Company’s proxy statement, for brokerage accounts that receive proxy materials only from the Company, the broker will be entitled to vote shares held for a beneficial owner on routine matters, such as Proposal 3, without instructions from the beneficial owner of those shares. In that event, the broker is not entitled to vote the shares on non-routine items. Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal 3, even in the absence of your instruction. If your shares are voted on Proposal 3, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposals 1, 2, 4 and 5). In the event your brokerage account receives proxy materials only from the Company, “broker non-votes” will be counted for purposes of determining whether a quorum exists at the Annual Meeting. The voting instruction form provided by the broker holding your shares may also include information about how to submit your voting instructions over the Internet, if such options are available. The BLUE universal proxy card accompanying this proxy statement will provide information regarding Internet voting.

Stockholders of record may submit a proxy to vote via the Internet by following the instructions on the website identified on the BLUE universal proxy card. The Internet procedures are designed to authenticate a stockholder’s identity to allow the stockholder to submit a proxy to vote their shares and confirm that their instructions have been properly recorded. The procedures to allow stockholders of record to submit proxies via the Internet will be available 24 hours a day and will close at [11:59 P.M. Mountain Time] on [________], 2023.

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Abstentions or withheld votes will be counted for the purpose of determining the presence or absence of a quorum. The Company and the Radoff-Sudbury Group are soliciting proxies in connection with the proposals to be voted on at the Annual Meeting, and we expect that brokers will receive proxy materials from both us and the Company, making it a contested solicitation. Accordingly under applicable rules, if your broker receives proxy materials from both us and the Company it will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals. Any broker non-votes will be treated in the manner described above.

If you are a stockholder of record, you must deliver your vote by Internet, telephone or mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

QUORUM

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the Annual Meeting. A quorum will be present if a majority of the shares outstanding as of the Record Date are represented by stockholders present at the Annual Meeting virtually or by proxy. According to the Company’s proxy statement, as of the Record Date, the Company had approximately [________] shares of Common Stock outstanding and entitled to vote. Thus, at least [________] shares of Common Stock must be represented by stockholders present at the Annual Meeting in person or by proxy to constitute a quorum.

VOTES REQUIRED FOR APPROVAL

Election of Directors – According to the Company’s proxy statement, the Company has adopted a plurality voting standard for contested director elections. Under the plurality voting standard, you may vote “FOR” or “WITHHOLD” authority to vote for up to seven (7) nominees, and the seven (7) nominees who receive the largest number of votes cast “FOR” their election will be elected, regardless of whether they were nominated by the Radoff-Sudbury Group or the Company. Stockholders may not cumulate votes for the election of directors. Assuming a quorum is present, “withhold” votes and broker non-votes, if any, will not be considered votes cast and will have no effect on this proposal.

Non-Binding Advisory Vote on Executive Compensation – According to the Company’s proxy statement, the approval of the non-binding, advisory resolution approving the compensation of the Company’s named executive officers requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter. Assuming a quorum is present, abstentions and broker non-votes, if any, will not be considered votes cast and will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, ratification of the selection of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter. Assuming a quorum is present, abstentions and broker non-votes, if any, will not be considered votes cast and will have no effect on this proposal.

Approval of an Amendment to the 2017 Plan – According to the Company’s proxy statement, the approval of the amendment to the 2017 Plan requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter. Assuming a quorum is present, abstentions and broker non-votes, if any, will not be considered votes cast and will have no effect on this proposal.

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Ratification of the Poison Pill – According to the Company’s proxy statement, the ratification of the Poison Pill requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter. Assuming a quorum is present, abstentions and broker non-votes, if any, will not be considered votes cast and will have no effect on this proposal.

Under applicable Delaware law, appraisal rights are not applicable to the voting on any matter to be considered at the Annual Meeting. If you sign and submit your BLUE universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Radoff-Sudbury Group’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Radoff-Sudbury Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company, Attn: Corporate Secretary at 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the Radoff-Sudbury Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Radoff-Sudbury Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE RADOFF-SUDBURY NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE UNIVERSAL PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Radoff-Sudbury Group. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

The Radoff-Sudbury Group has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $[_____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. The Radoff-Sudbury Group will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Radoff-Sudbury Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. The Radoff-Sudbury Group will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. In addition, directors, officers, members and certain other employees of the Radoff-Sudbury Group may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. The Radoff-Sudbury Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees. It is anticipated that Saratoga will employ approximately [__] persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the Radoff-Sudbury Group. Costs of this solicitation of proxies are currently estimated to be approximately $[______] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The Radoff-Sudbury Group estimates that through the date hereof its expenses in connection with this solicitation are approximately $[______]. To the extent legally permissible, if the Radoff-Sudbury Group is successful in its proxy solicitation, the Radoff-Sudbury Group intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. The Radoff-Sudbury Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company

ADDITIONAL PARTICIPANT INFORMATION

The participants in the solicitation are Radoff Foundation, Sudbury Fund, Sudbury GP, Sudbury Holdings, Sudbury Management and the Radoff-Sudbury Nominees.

The principal business address of Radoff Foundation and Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098. The principal business address of each of Sudbury Fund, Sudbury GP, Sudbury Holdings, Sudbury Management and Mr. Judd is 136 Oak Trail, Coppell, Texas 75019.

The principal business of Radoff Foundation is serving charitable purposes. The principal occupation of Mr. Radoff is serving as a private investor, and he also serves as a director of Radoff Foundation. The principal business of Sudbury Fund is investing in securities. The principal business of Sudbury GP is serving as the general partner of Sudbury Fund. The principal business of Sudbury Holdings is serving as the general partner of Sudbury GP. The principal business of Sudbury Management is serving as the investment adviser to Sudbury Fund. In addition to serving as the Sole Member of Sudbury Holdings and Managing Member of Sudbury Management, Mr. Judd serves as the Chairman and Chief Executive Officer of FitLife.

As of the date hereof, Radoff Foundation directly beneficially owns 50,000 shares of Common Stock. As of the date hereof, Mr. Radoff directly beneficially owns 811,250 shares of Common Stock. In addition, as a director of Radoff Foundation, he may be deemed to beneficially own the 50,000 shares of Common Stock beneficially owned by Radoff Foundation, which, together with the 811,250 shares of Common Stock he directly owns, constitutes an aggregate of 861,250 shares of Common Stock beneficially owned by Mr. Radoff.

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As of the date hereof, Sudbury Fund directly beneficially owns 749,325 shares of Common Stock. Sudbury GP, as the general partner of Sudbury Fund, may be deemed to beneficially own the 749,325 shares of Common Stock beneficially owned by Sudbury Fund. Sudbury Holdings, as the general partner of Sudbury GP, may be deemed to beneficially own the 749,325 shares of Common Stock beneficially owned by Sudbury Fund. Sudbury Management, as the investment adviser to Sudbury Fund, may be deemed to beneficially own the 749,325 shares of Common Stock beneficially owned by Sudbury Fund. As of the date hereof, Mr. Judd directly beneficially owns 13,416 shares of Common Stock. In addition, as the Managing Member of Sudbury Management and as Sole Member of Sudbury Holdings, Mr. Judd may be deemed to beneficially own the 749,325 shares of Common Stock owned by Sudbury Fund, which, together with the 13,416 shares of Common Stock he directly owns, constitutes an aggregate of 762,741 shares of Common Stock beneficially owned by Mr. Judd.

Each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 1,623,991 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he or it does not directly own. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I attached hereto.

The shares of Common Stock purchased by each of Radoff Foundation and Sudbury Fund were purchased with working capital. The shares of Common Stock owned directly by Messrs. Judd and Radoff were purchased with personal funds.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

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OTHER MATTERS AND ADDITIONAL INFORMATION

The Radoff-Sudbury Group is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which the Radoff-Sudbury Group is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of the Radoff-Sudbury Group.

This Proxy Statement is dated [_______], 2023. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, stockholders may submit proposals on matters appropriate for stockholder action at meetings of the Company’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion in the Company’s proxy statement relating to the Fiscal 2025 Annual Meeting, stockholder proposals must be submitted in writing to LifeVantage Corporation, Attention: Corporate Secretary at 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043 and must be received by the Company not later than [________], 2024, and must otherwise satisfy the conditions established by the SEC for stockholder proposals to be included in the proxy statement for that meeting.

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If a stockholder wishes to present a proposal, including a director nomination, at the Fiscal 2025 Annual Meeting and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the stockholder must give advance notice in writing to LifeVantage Corporation, Attention: Corporate Secretary at 3300 Triumph Blvd, Suite 700, Lehi, Utah 84043 not less than 90 days, or [______], 2024, nor more than 120 days, or [_______], 2024, prior to the first anniversary of the date of the Annual Meeting, except that if the Fiscal 2025 Annual Meeting date is changed by more than 30 days from the anniversary date of the Annual Meeting, such notice must be delivered not earlier than 120 days prior to the anniversary date of the Annual Meeting date and not later than the close of business on the later of the 90th day prior to the anniversary date of the Annual Meeting or the 10th day following the day on which the Company first publicly announces the Fiscal 2025 Annual Meeting date. If a stockholder fails to give timely notice of a proposal, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the Fiscal 2025 Annual Meeting. In addition, the Bylaws include other requirements for the submission of proposals and the nomination of candidates for director.

In addition to satisfying the requirements under the Bylaws, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [______], 2024.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the Company’s Fiscal 2025 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by the Radoff-Sudbury Group that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

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The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote to elect the Radoff-Sudbury Nominees by marking, signing, dating and mailing the enclosed BLUE universal proxy card promptly.

Bradley L. Radoff and Sudbury Capital Fund, LP

_________________, 2023

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of Transaction	Securities Acquired/(Disposed)	Date of Transaction

THE RADOFF FAMILY FOUNDATION

Purchase of Common Stock	25,728	05/09/2023
Purchase of Common Stock	2,272	07/12/2023
Purchase of Common Stock	2,000	08/02/2023
Purchase of Common Stock	20,000	08/11/2023

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BRADLEY L. RADOFF

Purchase of Common Stock	27,776	05/16/2022
Purchase of Common Stock	8,957	05/17/2022
Purchase of Common Stock	37,344	05/18/2022
Purchase of Common Stock	380	05/19/2022
Purchase of Common Stock	5,543	05/20/2022
Sale of Common Stock	(61,990)	08/01/2022
Sale of Common Stock	(18,010)	08/02/2022
Purchase of Common Stock	13,556	09/07/2022
Purchase of Common Stock	7,061	09/08/2022
Purchase of Common Stock	10,288	09/09/2022
Purchase of Common Stock	5,780	09/12/2022
Purchase of Common Stock	47,000	09/13/2022
Purchase of Common Stock	19,122	09/14/2022
Purchase of Common Stock	17,042	09/15/2022
Purchase of Common Stock	24,126	09/16/2022
Purchase of Common Stock	14,511	09/19/2022
Purchase of Common Stock	8,746	09/20/2022
Purchase of Common Stock	397	09/21/2022
Purchase of Common Stock	8,066	09/22/2022
Purchase of Common Stock	10,000	09/27/2022
Purchase of Common Stock	4,238	09/28/2022
Purchase of Common Stock	10,406	09/29/2022
Purchase of Common Stock	7,746	09/30/2022
Purchase of Common Stock	656	10/03/2022
Purchase of Common Stock	741	10/04/2022
Purchase of Common Stock	2,100	10/05/2022
Purchase of Common Stock	20,152	10/10/2022
Purchase of Common Stock	10,000	10/11/2022
Purchase of Common Stock	8,275	10/17/2022
Purchase of Common Stock	11,890	10/20/2022
Purchase of Common Stock	70,166	10/24/2022
Purchase of Common Stock	13,027	10/25/2022
Purchase of Common Stock	4,140	10/26/2022
Purchase of Common Stock	7,067	10/27/2022
Purchase of Common Stock	2,255	10/28/2022
Purchase of Common Stock	2,919	11/02/2022
Purchase of Common Stock	15,492	11/03/2022
Purchase of Common Stock	6,508	11/04/2022
Purchase of Common Stock	16,337	11/07/2022
Purchase of Common Stock	13,449	11/08/2022
Purchase of Common Stock	17,135	11/09/2022
Purchase of Common Stock	35,055	11/10/2022
Purchase of Common Stock	12,288	11/11/2022
Purchase of Common Stock	19,667	11/14/2022
Purchase of Common Stock	5,853	11/15/2022
Purchase of Common Stock	7,977	11/16/2022
Purchase of Common Stock	8,205	11/17/2022
Purchase of Common Stock	25,000	11/18/2022
Purchase of Common Stock	16,101	11/21/2022
Purchase of Common Stock	1,627	11/23/2022
Purchase of Common Stock	10,978	11/28/2022
Purchase of Common Stock	20,759	11/29/2022
Purchase of Common Stock	11,096	11/30/2022
Purchase of Common Stock	5,108	12/01/2022
Purchase of Common Stock	5,789	12/02/2022
Purchase of Common Stock	4,000	12/06/2022
Purchase of Common Stock	2,650	12/07/2022
Purchase of Common Stock	1,000	12/08/2022
Purchase of Common Stock	1,400	12/09/2022
Purchase of Common Stock	7,060	02/03/2023
Sale of Common Stock	(12,007)	02/03/2023
Purchase of Common Stock	4,500	02/07/2023
Purchase of Common Stock	1,000	02/08/2023
Purchase of Common Stock	3,390	02/14/2023
Purchase of Common Stock	32,802	05/05/2023
Purchase of Common Stock	12,580	05/08/2023
Purchase of Common Stock	10,000	05/10/2023
Purchase of Common Stock	13,958	05/12/2023
Purchase of Common Stock	1,442	05/16/2023
Purchase of Common Stock	12,000	05/18/2023
Purchase of Common Stock	4,844	05/19/2023
Purchase of Common Stock	21,601	05/23/2023
Purchase of Common Stock	33,674	05/24/2023
Purchase of Common Stock	1,209	05/25/2023
Purchase of Common Stock	14,435	05/26/2023
Purchase of Common Stock	1,565	06/05/2023
Purchase of Common Stock	12,192	07/11/2023
Purchase of Common Stock	3,558	07/12/2023
Purchase of Common Stock	2,000	07/13/2023
Purchase of Common Stock	4,500	07/14/2023

39

SUDBURY CAPITAL FUND, LP

Purchase of Common Stock	711	10/15/2021
Purchase of Common Stock	800	10/18/2021
Purchase of Common Stock	1,557	10/18/2021
Purchase of Common Stock	101	10/19/2021
Purchase of Common Stock	532	10/25/2021
Purchase of Common Stock	300	10/25/2021
Purchase of Common Stock	1,600	10/27/2021
Purchase of Common Stock	2,604	10/27/2021
Purchase of Common Stock	2,503	10/27/2021
Purchase of Common Stock	1,900	10/27/2021
Purchase of Common Stock	500	10/27/2021
Purchase of Common Stock	970	10/27/2021
Purchase of Common Stock	3,653	10/28/2021
Purchase of Common Stock	3,100	10/28/2021
Purchase of Common Stock	600	10/28/2021
Purchase of Common Stock	3,000	10/28/2021
Purchase of Common Stock	55	10/28/2021
Purchase of Common Stock	66	10/28/2021
Purchase of Common Stock	42	10/29/2021
Purchase of Common Stock	1,500	10/29/2021
Purchase of Common Stock	301	10/29/2021
Purchase of Common Stock	100	11/01/2021
Purchase of Common Stock	67	11/01/2021
Purchase of Common Stock	1,201	11/01/2021
Purchase of Common Stock	1,803	11/01/2021
Purchase of Common Stock	400	11/02/2021
Purchase of Common Stock	628	11/03/2021
Purchase of Common Stock	294	11/03/2021
Purchase of Common Stock	400	11/03/2021
Purchase of Common Stock	400	11/03/2021
Purchase of Common Stock	400	11/03/2021
Purchase of Common Stock	400	11/03/2021
Purchase of Common Stock	400	11/03/2021
Purchase of Common Stock	400	11/03/2021
Purchase of Common Stock	400	11/03/2021
Purchase of Common Stock	133	11/03/2021
Purchase of Common Stock	3,500	11/04/2021
Purchase of Common Stock	700	11/04/2021
Purchase of Common Stock	600	11/04/2021
Purchase of Common Stock	500	11/04/2021
Purchase of Common Stock	200	11/04/2021
Purchase of Common Stock	400	11/04/2021
Purchase of Common Stock	400	11/04/2021
Purchase of Common Stock	300	11/04/2021
Purchase of Common Stock	200	11/04/2021
Purchase of Common Stock	100	11/04/2021
Purchase of Common Stock	200	11/04/2021
Purchase of Common Stock	1,698	11/04/2021
Purchase of Common Stock	100	11/04/2021
Purchase of Common Stock	300	11/04/2021
Purchase of Common Stock	400	11/04/2021
Purchase of Common Stock	141	11/04/2021
Purchase of Common Stock	56	11/04/2021
Purchase of Common Stock	191	11/04/2021
Purchase of Common Stock	1,400	11/05/2021
Purchase of Common Stock	700	11/08/2021
Purchase of Common Stock	400	12/29/2021
Purchase of Common Stock	600	12/30/2021
Purchase of Common Stock	211	12/30/2021
Purchase of Common Stock	2,200	12/30/2021
Purchase of Common Stock	3,534	12/30/2021
Purchase of Common Stock	1,402	01/21/2022
Purchase of Common Stock	1,000	01/24/2022
Purchase of Common Stock	100	01/26/2022
Purchase of Common Stock	1,600	01/27/2022
Purchase of Common Stock	1,103	01/27/2022
Purchase of Common Stock	1,000	01/28/2022
Purchase of Common Stock	1,100	01/28/2022
Purchase of Common Stock	2,355	02/02/2022
Purchase of Common Stock	275	02/02/2022
Purchase of Common Stock	2,370	02/02/2022
Purchase of Common Stock	2,300	02/02/2022
Purchase of Common Stock	4,000	02/02/2022
Purchase of Common Stock	3,088	02/02/2022
Purchase of Common Stock	1,000	02/03/2022
Purchase of Common Stock	1,000	02/03/2022
Purchase of Common Stock	1,800	02/04/2022
Purchase of Common Stock	1,500	02/04/2022
Purchase of Common Stock	3,607	02/04/2022
Purchase of Common Stock	3,702	02/04/2022
Purchase of Common Stock	3,310	02/04/2022
Purchase of Common Stock	2,190	02/04/2022
Purchase of Common Stock	2,500	02/07/2022
Purchase of Common Stock	541	02/07/2022
Purchase of Common Stock	2,100	02/07/2022
Purchase of Common Stock	300	02/08/2022
Purchase of Common Stock	3,200	02/08/2022
Purchase of Common Stock	2,000	02/08/2022
Purchase of Common Stock	2,300	02/08/2022
Purchase of Common Stock	1,402	02/09/2022
Purchase of Common Stock	1,000	05/13/2022
Purchase of Common Stock	2,200	05/13/2022
Purchase of Common Stock	2,000	05/13/2022
Purchase of Common Stock	3,000	05/13/2022
Purchase of Common Stock	100	06/28/2022
Purchase of Common Stock	1,638	06/29/2022
Purchase of Common Stock	921	06/30/2022
Purchase of Common Stock	5,209	06/30/2022
Purchase of Common Stock	100	06/30/2022
Purchase of Common Stock	325	06/30/2022
Purchase of Common Stock	400	06/30/2022
Purchase of Common Stock	500	06/30/2022
Purchase of Common Stock	500	06/30/2022
Purchase of Common Stock	15	06/30/2022
Purchase of Common Stock	247	06/30/2022
Purchase of Common Stock	110	06/30/2022
Purchase of Common Stock	390	06/30/2022
Purchase of Common Stock	1,400	07/01/2022
Purchase of Common Stock	201	07/01/2022
Purchase of Common Stock	2,100	07/05/2022
Purchase of Common Stock	1,500	07/05/2022
Purchase of Common Stock	500	07/06/2022
Purchase of Common Stock	300	07/06/2022
Purchase of Common Stock	1,400	07/07/2022
Purchase of Common Stock	600	07/07/2022
Purchase of Common Stock	600	07/08/2022
Purchase of Common Stock	1,400	07/08/2022
Purchase of Common Stock	10	07/08/2022
Purchase of Common Stock	9	07/08/2022
Purchase of Common Stock	1,000	07/11/2022
Purchase of Common Stock	4,440	07/12/2022
Purchase of Common Stock	1,200	07/13/2022
Purchase of Common Stock	306	07/13/2022
Purchase of Common Stock	8,987	07/14/2022
Purchase of Common Stock	1,443	07/15/2022
Purchase of Common Stock	500	07/18/2022
Purchase of Common Stock	7,232	07/18/2022
Purchase of Common Stock	800	07/20/2022
Purchase of Common Stock	530	07/20/2022
Purchase of Common Stock	700	07/21/2022
Purchase of Common Stock	4,300	07/21/2022
Purchase of Common Stock	10,000	07/21/2022
Purchase of Common Stock	10,000	07/21/2022
Purchase of Common Stock	20,000	07/21/2022
Purchase of Common Stock	9,430	07/21/2022
Purchase of Common Stock	4,912	07/21/2022
Purchase of Common Stock	600	07/21/2022
Purchase of Common Stock	2,000	07/21/2022
Purchase of Common Stock	1,000	07/21/2022
Purchase of Common Stock	1,650	07/21/2022
Purchase of Common Stock	3,378	07/21/2022
Purchase of Common Stock	500	07/21/2022
Purchase of Common Stock	16	07/21/2022
Purchase of Common Stock	7,890	07/22/2022
Purchase of Common Stock	2,000	07/22/2022
Purchase of Common Stock	6,200	07/22/2022
Purchase of Common Stock	3,960	07/22/2022
Purchase of Common Stock	700	07/25/2022
Purchase of Common Stock	4,000	07/25/2022
Purchase of Common Stock	6,000	07/25/2022
Purchase of Common Stock	4,371	07/25/2022
Purchase of Common Stock	1,500	07/26/2022
Purchase of Common Stock	100	07/26/2022
Purchase of Common Stock	400	07/26/2022
Purchase of Common Stock	900	07/26/2022
Purchase of Common Stock	500	07/26/2022
Purchase of Common Stock	300	07/27/2022
Purchase of Common Stock	400	07/27/2022
Purchase of Common Stock	600	07/27/2022
Purchase of Common Stock	400	07/27/2022
Purchase of Common Stock	1,300	07/27/2022
Purchase of Common Stock	5,000	07/27/2022
Purchase of Common Stock	10,000	07/27/2022
Purchase of Common Stock	15,949	07/27/2022
Purchase of Common Stock	600	07/27/2022
Purchase of Common Stock	1,500	07/27/2022
Purchase of Common Stock	182	08/01/2022
Purchase of Common Stock	318	08/01/2022
Purchase of Common Stock	3,300	08/02/2022
Purchase of Common Stock	500	08/02/2022
Purchase of Common Stock	700	08/02/2022
Purchase of Common Stock	600	08/02/2022
Purchase of Common Stock	4,500	08/02/2022
Purchase of Common Stock	100	08/02/2022
Purchase of Common Stock	400	08/02/2022
Purchase of Common Stock	101	08/02/2022
Purchase of Common Stock	599	08/02/2022
Purchase of Common Stock	1,800	08/02/2022
Purchase of Common Stock	1,400	08/02/2022
Purchase of Common Stock	500	08/02/2022
Purchase of Common Stock	1,200	08/02/2022
Purchase of Common Stock	2,900	08/03/2022
Purchase of Common Stock	1,300	08/03/2022
Purchase of Common Stock	5,000	08/03/2022
Purchase of Common Stock	1,698	08/03/2022
Purchase of Common Stock	300	08/03/2022
Purchase of Common Stock	1,700	08/03/2022
Purchase of Common Stock	300	08/03/2022
Purchase of Common Stock	600	08/03/2022
Purchase of Common Stock	1,350	08/03/2022
Purchase of Common Stock	481	08/03/2022
Purchase of Common Stock	1,100	08/04/2022
Purchase of Common Stock	500	08/04/2022
Purchase of Common Stock	7,027	08/04/2022
Purchase of Common Stock	400	08/04/2022
Purchase of Common Stock	911	08/04/2022
Purchase of Common Stock	1,210	08/04/2022
Purchase of Common Stock	1,700	08/04/2022
Purchase of Common Stock	4,500	08/04/2022
Purchase of Common Stock	200	08/04/2022
Purchase of Common Stock	311	08/04/2022
Purchase of Common Stock	400	08/04/2022
Purchase of Common Stock	600	08/04/2022
Purchase of Common Stock	4,200	08/05/2022
Purchase of Common Stock	100	08/05/2022
Purchase of Common Stock	400	08/05/2022
Purchase of Common Stock	400	08/05/2022
Purchase of Common Stock	490	08/05/2022
Purchase of Common Stock	800	08/05/2022
Purchase of Common Stock	198	08/05/2022
Purchase of Common Stock	500	08/12/2022
Purchase of Common Stock	59	08/12/2022
Purchase of Common Stock	1,300	08/12/2022
Purchase of Common Stock	2,658	08/12/2022
Purchase of Common Stock	500	08/12/2022
Purchase of Common Stock	23	08/12/2022
Purchase of Common Stock	400	08/15/2022
Purchase of Common Stock	3,200	08/15/2022
Purchase of Common Stock	570	08/15/2022
Purchase of Common Stock	5,164	08/15/2022
Purchase of Common Stock	2	08/15/2022
Purchase of Common Stock	3	08/15/2022
Purchase of Common Stock	128	08/15/2022
Purchase of Common Stock	4,721	08/15/2022
Purchase of Common Stock	613	08/15/2022
Purchase of Common Stock	1,200	08/15/2022
Purchase of Common Stock	2,055	08/15/2022
Purchase of Common Stock	400	08/15/2022
Purchase of Common Stock	520	08/15/2022
Purchase of Common Stock	100	08/15/2022
Purchase of Common Stock	2,500	08/17/2022
Purchase of Common Stock	400	08/17/2022
Purchase of Common Stock	5,157	08/17/2022
Purchase of Common Stock	700	08/18/2022
Purchase of Common Stock	300	08/18/2022
Purchase of Common Stock	3,214	08/18/2022
Purchase of Common Stock	2,600	08/18/2022
Purchase of Common Stock	228	08/19/2022
Purchase of Common Stock	1,100	08/19/2022
Purchase of Common Stock	3,600	08/19/2022
Purchase of Common Stock	500	08/22/2022
Purchase of Common Stock	600	08/22/2022
Purchase of Common Stock	20	08/22/2022
Purchase of Common Stock	3,800	08/23/2022
Purchase of Common Stock	5,533	08/24/2022
Purchase of Common Stock	700	08/25/2022
Purchase of Common Stock	4,509	08/25/2022
Purchase of Common Stock	2,405	08/26/2022
Purchase of Common Stock	58	08/26/2022
Purchase of Common Stock	1,200	08/29/2022
Purchase of Common Stock	401	08/29/2022
Purchase of Common Stock	400	08/29/2022
Purchase of Common Stock	700	08/29/2022
Purchase of Common Stock	2,159	08/29/2022
Purchase of Common Stock	800	08/29/2022
Purchase of Common Stock	290	08/29/2022
Purchase of Common Stock	93	08/29/2022
Purchase of Common Stock	1,600	08/30/2022
Purchase of Common Stock	500	08/30/2022
Purchase of Common Stock	3	08/30/2022
Purchase of Common Stock	14	09/22/2022
Purchase of Common Stock	200	09/22/2022
Purchase of Common Stock	166	09/22/2022
Purchase of Common Stock	2,650	09/23/2022
Purchase of Common Stock	698	02/13/2023
Purchase of Common Stock	9	02/13/2023
Purchase of Common Stock	1,000	02/14/2023
Purchase of Common Stock	500	02/14/2023
Purchase of Common Stock	600	02/14/2023
Purchase of Common Stock	8	02/14/2023
Purchase of Common Stock	647	03/16/2023
Purchase of Common Stock	300	03/16/2023
Purchase of Common Stock	1	03/16/2023
Purchase of Common Stock	1	03/16/2023
Purchase of Common Stock	237	03/16/2023
Purchase of Common Stock	663	03/17/2023
Purchase of Common Stock	1,500	03/17/2023
Purchase of Common Stock	800	03/17/2023
Purchase of Common Stock	800	03/17/2023
Purchase of Common Stock	600	03/17/2023
Purchase of Common Stock	64	03/17/2023
Purchase of Common Stock	140	03/20/2023
Purchase of Common Stock	1,293	03/20/2023
Purchase of Common Stock	182	03/20/2023
Purchase of Common Stock	1,201	03/21/2023
Purchase of Common Stock	800	03/21/2023
Purchase of Common Stock	251	03/21/2023
Purchase of Common Stock	144	03/21/2023
Purchase of Common Stock	100	03/22/2023
Purchase of Common Stock	1,200	03/22/2023
Purchase of Common Stock	1,400	03/22/2023
Purchase of Common Stock	100	03/22/2023
Purchase of Common Stock	900	03/23/2023
Purchase of Common Stock	600	03/24/2023
Purchase of Common Stock	700	03/24/2023
Purchase of Common Stock	900	03/24/2023
Purchase of Common Stock	89	03/27/2023
Purchase of Common Stock	5,479	03/27/2023
Purchase of Common Stock	800	03/28/2023
Purchase of Common Stock	100	03/28/2023
Purchase of Common Stock	2,143	03/29/2023
Purchase of Common Stock	73	03/30/2023
Purchase of Common Stock	800	03/31/2023
Purchase of Common Stock	300	03/31/2023
Purchase of Common Stock	20	04/03/2023
Purchase of Common Stock	800	04/03/2023
Purchase of Common Stock	600	04/03/2023
Purchase of Common Stock	51	04/03/2023
Purchase of Common Stock	900	04/04/2023
Purchase of Common Stock	200	04/04/2023
Purchase of Common Stock	195	04/04/2023
Purchase of Common Stock	4,631	04/05/2023
Purchase of Common Stock	1,000	04/05/2023
Purchase of Common Stock	3	04/05/2023
Purchase of Common Stock	20	04/06/2023
Purchase of Common Stock	500	04/06/2023
Purchase of Common Stock	10	04/06/2023
Purchase of Common Stock	644	04/06/2023
Purchase of Common Stock	50	04/10/2023
Purchase of Common Stock	1,761	04/10/2023
Purchase of Common Stock	300	04/10/2023
Purchase of Common Stock	235	04/10/2023
Purchase of Common Stock	800	04/10/2023
Purchase of Common Stock	1,300	04/10/2023
Purchase of Common Stock	220	04/10/2023
Purchase of Common Stock	280	04/10/2023
Purchase of Common Stock	37	04/10/2023
Purchase of Common Stock	200	04/10/2023
Purchase of Common Stock	34	04/10/2023
Purchase of Common Stock	800	04/12/2023
Purchase of Common Stock	1,562	04/12/2023
Purchase of Common Stock	1,000	04/12/2023
Purchase of Common Stock	63	04/12/2023
Purchase of Common Stock	100	04/13/2023
Purchase of Common Stock	1,500	04/14/2023
Purchase of Common Stock	2	04/14/2023
Purchase of Common Stock	1	04/14/2023
Purchase of Common Stock	1,252	04/14/2023
Purchase of Common Stock	327	04/17/2023
Purchase of Common Stock	664	04/17/2023
Purchase of Common Stock	700	04/17/2023
Purchase of Common Stock	259	04/17/2023
Purchase of Common Stock	114	04/17/2023
Purchase of Common Stock	48	04/18/2023
Purchase of Common Stock	200	04/18/2023
Purchase of Common Stock	229	04/18/2023
Purchase of Common Stock	490	04/19/2023
Purchase of Common Stock	600	04/19/2023
Purchase of Common Stock	117	04/19/2023
Purchase of Common Stock	500	04/20/2023
Purchase of Common Stock	200	04/20/2023
Purchase of Common Stock	1,000	04/20/2023
Purchase of Common Stock	157	04/20/2023
Purchase of Common Stock	149	04/20/2023
Purchase of Common Stock	3,400	04/21/2023
Purchase of Common Stock	100	04/21/2023
Purchase of Common Stock	700	04/21/2023
Purchase of Common Stock	800	04/21/2023
Purchase of Common Stock	700	04/24/2023
Purchase of Common Stock	800	04/24/2023
Purchase of Common Stock	800	04/25/2023
Purchase of Common Stock	1,100	04/25/2023
Purchase of Common Stock	900	04/27/2023
Purchase of Common Stock	844	04/27/2023
Purchase of Common Stock	167	04/27/2023
Purchase of Common Stock	2,300	04/28/2023
Purchase of Common Stock	3,165	04/28/2023
Purchase of Common Stock	98	05/01/2023
Purchase of Common Stock	200	05/01/2023
Purchase of Common Stock	11	05/02/2023
Purchase of Common Stock	3,806	05/02/2023
Purchase of Common Stock	1,300	05/02/2023
Purchase of Common Stock	45	05/02/2023
Purchase of Common Stock	1,839	05/02/2023
Purchase of Common Stock	1,200	05/02/2023
Purchase of Common Stock	945	05/02/2023
Purchase of Common Stock	5,000	05/03/2023
Purchase of Common Stock	1,600	05/03/2023
Purchase of Common Stock	312	05/03/2023
Purchase of Common Stock	1,603	05/03/2023
Purchase of Common Stock	100	05/03/2023
Purchase of Common Stock	125	05/04/2023
Purchase of Common Stock	2,300	05/04/2023
Purchase of Common Stock	3,200	05/04/2023
Purchase of Common Stock	500	05/04/2023
Purchase of Common Stock	94	05/04/2023
Purchase of Common Stock	600	05/04/2023
Purchase of Common Stock	185	05/04/2023
Purchase of Common Stock	97	05/04/2023
Purchase of Common Stock	3,788	08/23/2023
Purchase of Common Stock	7,226	08/24/2023
Purchase of Common Stock	5,490	08/25/2023

40

DAYTON JUDD

Purchase of Common Stock	2,383	09/30/2021
Purchase of Common Stock	117	09/30/2021
Purchase of Common Stock	1,115	11/30/2021
Purchase of Common Stock	299	11/30/2021
Purchase of Common Stock	202	11/30/2021
Purchase of Common Stock	5,000	08/31/2022
Purchase of Common Stock	2,700	12/23/2022
Purchase of Common Stock	1,200	12/23/2022
Purchase of Common Stock	200	12/23/2022
Purchase of Common Stock	100	12/23/2022
Purchase of Common Stock	100	07/19/2023

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SCHEDULE II

The following table is reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on September 8, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of September 5, 2023 by: (1) each director; (2) each of our named executive officers; (3) all of our executive officers and directors as a group; and (4) each stockholder known to us to be the beneficial owner of 5% or more of outstanding shares of our common stock. As of September 5, 2023, other than those individuals listed on the chart below, no other individuals were known to us to own beneficially more than five percent of our common stock. The shares disclosed in this table are based upon information supplied to us by the foregoing parties and filings made by such parties with the SEC.

Except as otherwise noted, the address for each person listed below is c/o LifeVantage Corporation, 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043.

The percentages of beneficial ownership set forth below are based on 12,684,861 shares of our common stock issued and outstanding as of September 5, 2023.

Name of Beneficial Owner (1)	Number of Shares		Percent of Class
Principal Shareholders
Renaissance Technologies, LLC	843,218	(2)	6.65%
Bradley Louis Radoff	861,250	(3)	6.79%
Sudbury Capital Fund, LP	762,741	(4)	6.01%
Directors and Named Executive Officers
Michael A. Beindorff	110,569	(5)	*
Erin Brockovich	45,758	(6)	*
Raymond B. Greer	82,284	(7)	*
Cynthia Latham	30,794	(8)
Darwin K. Lewis	85,284	(9)	*
Garry Mauro	189,614	(10)	1.50%
Steven R. Fife	283,707	(11)	2.23%
Carl Aure	52,480	(12)	*
Julie Boyster	24,789	(13)	*
All executive officers and directors (13 persons)	1,123,322	(14)	8.81%

* Less than one percent.

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(1)	The shares of our common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise indicated in these footnotes and subject to community property laws where applicable, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.
(2)	Based solely on information contained on a Form 13F-HR filed with the SEC on August 11, 2023 with respect to holdings of the Company’s common stock as of June 30, 2023. The address of the principal place of business of Renaissance Technologies LLC is 800 Third Avenue, New York, New York 10022.
(3)	Based solely on information contained on a Schedule 13D/A filed with the SEC on August 11, 2023 and a Form 4 filed with the SEC on August 15, 2023 with respect to holdings of 811,250 shares of common stock by Mr. Radoff individually and 50,000 shares of common stock held by The Radoff Family Foundation, which Mr. Radoff is deemed to beneficially own. The address of the principal place of business of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098.
(4)	Based solely on information contained on a Schedule 13D/A filed with the SEC on August 11, 2023 and a Form 4 filed with the SEC on August 25, 2023 with respect to holdings of 13,416 shares of common stock by Mr. Judd individually and 749,325 shares common stock held by Sudbury Capital Fund, LP, which Mr. Judd is deemed to beneficially own. The address of the principal place of business of Mr. Judd is 136 Oak Trail, Coppell, Texas 75019.
(5)	Includes 105,742 shares held directly by Mr. Beindorff, 4,501 shares owned by Mr. Beindorff’s spouse, which Mr. Beindorff is deemed to beneficially own, and 326 shares owned by Mr. Beindorff’s spouse in a custodial account for their minor children, which Mr. Beindorff is deemed to beneficially own.
(6)	Consists of 45,758 shares held directly by Ms. Brockovich.
(7)	Consists of 82,284 shares held directly by Mr. Greer.
(8)	Consists of 30,794 shares held directly by Ms. Latham.
(9)	Consists of 85,284 shares held directly by Mr. Lewis.
(10)	Consists of (i) 64,189 shares held directly by Mr. Mauro, (ii) 25 shares held by the Garry Paul Mauro SEP IRA, (iii) 25,280 shares held by The Francesco A. Mauro Trust of 2021 (the “Francesco Trust”), (iv) 25,280 shares held by The Andrew H. Mauro Trust of 2021 (the “Andrew Trust”), (v) 25,280 shares held by The Dominic C. Mauro Trust of 2021 (the “Dominic Trust”), (vi) 25,280 shares held by The David W.B. Mauro Trust of 2021 (the “David Trust”) and (vii) 25,280 shares held by The Alexandra P. Mauro Trust of 2021 (the “Alexandra Trust” and collectively with the Francesco Trust, the Andrew Trust, the Dominic Trust and the David Trust, the “Mauro Trusts”). Mr. Mauro is deemed to beneficially own the shares held by the Garry Paul Mauro SEP IRA and each of the Mauro Trusts. Mr. Mauro disclaims beneficial ownership of the shares held by each of the Mauro Trusts except to the extent of his pecuniary interest therein, if any.
(11)	Consists of 239,707 shares directly owned by Mr. Fife and also includes the following shares which Mr. Fife has the right to acquire or will have the right to acquire within 60 days of September 5, 2023: 44,000 shares at an exercise price of $4.44.
(12)	Consists of 52,480 shares held directly by Mr. Aure.
(13)	Consists of 24,786 shares held directly by Ms. Boyster.
(14)	Consists of 1,051,822 shares beneficially owned by our executive officers and directors as a group and 71,500 shares that our executive officers and directors as a group have the right to acquire or will have the right to acquire within 60 days of September 5, 2023.

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IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give the Radoff-Sudbury Group your proxy FOR the election of the Radoff-Sudbury Nominees and in accordance with the Radoff-Sudbury Group’s recommendations on the other proposals on the agenda for the Annual Meeting by taking the following steps:

•	SIGNING the enclosed BLUE universal proxy card;
•	DATING the enclosed BLUE universal proxy card; and
•	MAILING the enclosed BLUE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States); or
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your BLUE universal proxy card.

You may vote your shares virtually at the Annual Meeting; however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your BLUE universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE universal voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga as set forth below.

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of the Radoff-Sudbury Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 15, 2023

LIFEVANTAGE CORPORATION

FISCAL YEAR 2024 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF BRADLEY L. RADOFF, SUDBURY CAPITAL FUND, LP AND THE OTHER PARTICIPANTS IN THEIR SOLICITATION

THE BOARD OF DIRECTORS OF LIFEVANTAGE CORPORATION
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Bradley L. Radoff, Dayton Judd, John Ferguson and Ryan Nebel, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of LifeVantage Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the fiscal year 2024 Annual Meeting of Stockholders of the Company scheduled to be held virtually at [--_:__ [A/P].M.] on [______], 2023 at [______] (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Bradley L. Radoff and Sudbury Capital Fund, LP (together with the other participants in their solicitation, the “Radoff-Sudbury Group”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE THREE (3) RADOFF-SUDBURY NOMINEES AND “FOR” FOUR (4) COMPANY NOMINEES UNOPPOSED BY THE RADOFF-SUDBURY GROUP IN PROPOSAL 1, “AGAINST” PROPOSAL 2, “FOR” PROPOSAL 3, “AGAINST” PROPOSAL 4 AND “AGAINST” PROPOSAL 5.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Radoff-Sudbury Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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[X] Please mark vote as in this example

THE RADOFF-SUDBURY GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE THREE (3) RADOFF-SUDBURY NOMINEES AND “FOR” FOUR (4) COMPANY NOMINEES UNOPPOSED BY THE RADOFF-SUDBURY GROUP, AND NOT TO VOTE “FOR” ANY OF THE REMAINING THREE (3) COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO SEVEN (7) NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	To elect seven directors to hold office for a one-year term expiring at the Company’s fiscal year 2025 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified.

RADOFF-SUDBURY NOMINEES	FOR	WITHHOLD
a) Dayton Judd	☐	☐
b) Michael Lohner	☐	☐
c) Bradley L. Radoff	☐	☐

COMPANY NOMINEES UNOPPOSED BY THE RADOFF-SUDBURY GROUP	FOR	WITHHOLD
a) Erin Brockovich	☐	☐
b) Steven R. Fife	☐	☐
c) Raymond B. Greer	☐	☐
d) Cynthia Latham	☐	☐

COMPANY NOMINEES OPPOSED BY THE RADOFF-SUDBURY GROUP	FOR	WITHHOLD
a) Michael A. Beindorff	☐	☐
b) Darwin K. Lewis	☐	☐
c) Garry Mauro	☐	☐

THE RADOFF-SUDBURY GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

2.	The Company’s proposal to approve, on an advisory basis, a resolution approving the compensation of the Company’s named executive officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

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THE RADOFF-SUDBURY GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

3.	The Company’s proposal to ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.
☐ FOR	☐ AGAINST	☐ ABSTAIN

THE RADOFF-SUDBURY GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 4.

4.	The Company’s proposal to approve an amendment to the 2017 Long-Term Incentive Plan.
☐ FOR	☐ AGAINST	☐ ABSTAIN

THE RADOFF-SUDBURY GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” PROPOSAL 5.

5.	The Company’s proposal to ratify the adoption of the stockholder rights plan between the Company and Computershare Trust Company, N.A., as Rights Agent.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

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